UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported):  September 30, 2012

4Kids Entertainment, Inc.
(Exact name of registrant as specified in its charter)

New York	0-7843	13-2691380
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

53 West 23rd Street, New York, New York  10010
(Address of principal executive offices, including zip code)

(212) 758-7666
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 3, 2012, 4Kids Entertainment, Inc. (the “Company”) announced that Michael Goldstein had retired from his positions as interim Chairman, as a member of the Company’s Board of Directors, as Chairman of the Company’s Audit Committee and as a member of the Company’s Nominating Committee, effective on September 30, 2012.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

4KIDS ENTERTAINMENT, INC.

Date: October 3, 2012	By:	/s/ Bruce R. Foster
Bruce R. Foster
Executive Vice President and Chief Financial Officer

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